Annual Report
For the period ended October 31, 2004

TH Lee
Putnam
Capital

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

TH Lee, Putnam Emerging Opportunities Portfolio



About the fund and TH Lee, Putnam Capital LLC

TH Lee, Putnam Emerging Opportunities Portfolio ("the fund") is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets.

The fund is sponsored by an affiliate of TH Lee, Putnam Capital LLC, which is a joint venture of Putnam Investments ("Putnam") and Thomas
H. Lee Partners LP ("TH Lee"). This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas
H. Lee Partners LP, founded in 1974, is one of the oldest and most successful private-equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world's largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

The fund is managed by Richard Weed, Frederick Wynn, and Raymond
Haddad, who are Senior  Vice Presidents with Putnam's Small and
Emerging Growth Team, which analyzes small- and mid-capitalization growth stocks.

The fund's management structure also includes an Investment Committee consisting of senior Putnam and TH Lee investment professionals. The Investment Committee also consults with the management team and gives final approval to the structure of all private-equity deals.



Report from Fund Management

Richard Weed, Portfolio Manager
Frederick Wynn, Portfolio Manager

Performance commentary

During its fiscal year, which ended October 31, 2004, TH Lee, Putnam Emerging Opportunities Portfolio advanced at net asset value (NAV) and public offering price (POP), with both its publicly traded stocks and privately issued venture capital investments contributing to its performance. Although growth-style stocks lagged the broader stock market during the past 12 months, the portfolio benefited from its emphasis on mid- and small-capitalization stocks, which outperformed larger companies. The fund underperformed its benchmark, the Russell 2500 Growth Index, because of positions in publicly traded stocks. The venture capital investments performed well thanks primarily to the fundamental business performance of the companies themselves, and to a modest improvement in the venture capital market.

RETURN FOR PERIODS ENDED OCTOBER 31, 2004
----------------------------------------------------------------------

TH Lee, Putnam Emerging                                   Russell 2500
Opportunities Portfolio               NAV       POP       Growth Index
----------------------------------------------------------------------
1 year                               4.82%     0.11%          6.14%
----------------------------------------------------------------------
Life of fund (since
inception 7/30/01)                  11.30      6.27           4.90
----------------------------------------------------------------------
Annual average                       3.34      1.88           1.48
----------------------------------------------------------------------

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2004 (most recent quarter)
----------------------------------------------------------------------
TH Lee, Putnam Emerging                                  Russell 2500
Opportunities Portfolio               NAV       POP       Growth Index
----------------------------------------------------------------------
1 year                               7.92%     3.06%         11.69%
----------------------------------------------------------------------
Life of fund (since
inception 7/30/01)                   7.49      2.63           2.00
----------------------------------------------------------------------
Annual average                       2.30      0.82           0.63
----------------------------------------------------------------------

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.50% (which does not reflect a reduction in sales charges that went into effect on March 22, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Sales charges differ with the original purchase amount. See a prospectus for details. The Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period this fund limited expenses, without which returns would have been lower.



Market overview

The recovery in the stock market that began in 2003 hit a peak in February and March of 2004. The rally had been based on expectations of a powerful economic recovery and a vast improvement in corporate earnings. Small and midsize aggressive growth companies were full participants in the profit recovery. Since March and April, the economy has shifted to a slower but steady pace of growth. Corporate profits have remained strong, but the market has gained little new ground while experiencing more volatility because of higher interest rates and higher energy costs.

During recent months, the markets for venture capital and initial public offerings (IPOs) both began to emerge from their dormant phase of the past couple of years. Deal volume of initial public offerings improved, as more than 150 companies went public in the first 10 months of calendar year 2004. High-profile IPOs like Google's attracted public attention. Even more encouraging was the quality of many of the companies that debuted this year. In our opinion, in the past few years many high-quality companies were waiting for better conditions to make public offerings, and the door began to open for them this year. At the same time, the late-stage venture capital market still offers many attractive growth opportunities.

Strategy overview

For the publicly traded portion of the fund's portfolio, we select stocks of small and midsize companies that we believe have the best potential to deliver earnings growth well above the average of stocks in general. Using quantitative tools, we first screen the Russell 2500 Growth Index, the fund's performance benchmark, to identify stocks we consider likely to achieve substantial capital appreciation. Our analysts then research the companies we consider candidates, talking to the company managers as well as their customers and suppliers. With this variety of input, both quantitative and fundamental, we construct the portfolio. We try to keep sector weightings close to those of the benchmark index, though we have flexibility to increase weightings when we see opportunities or decrease them when we see risks. Early in the past fiscal year, we had increased the fund's weightings in consumer cyclical stocks as the economy surged. We also added to the technology weighting as businesses began increasing their investments in new equipment. We reduced these overweights as stocks in these sectors reached what we considered to be their fair valuations. The portfolio weightings ended the fiscal year closer to those of the benchmark.



[GRAPHIC OMITTED: pie chart ASSET ALLOCATION AS OF 10/31/04]

ASSET ALLOCATION AS OF 10/31/04

ASSET CLASS                    PERCENT OF FUND
-----------------------------------------------
Public equities                     64.6%
-----------------------------------------------
Private equities                    35.4
-----------------------------------------------

Footnote reads:
Weightings are shown as a percentage of investments. Holdings will vary over time.


For the fund's venture capital investments, we monitor a wide variety of private companies and perform fundamental due diligence research on those we consider to offer attractive growth potential. During the past fiscal year we added two new investments in private companies, Restore Medical, which makes medical devices for treating sleep disorders, and Spirit Finance Corporation, which provides customized financing solutions for consumer retail and service companies that operate commercial real estate facilities. The fund now has investments in a diverse range of private companies operating in four sectors: health care, technology, financial services, and schools.

How fund holdings affected performance

The technology sector is the largest in the fund's benchmark, though, at less than 30% of the growth universe, it represents less than half the share of this sector that it had four years ago. Stocks in the technology sector generally performed well early in your fund's fiscal period, based on optimism for business investment in new equipment, but they have experienced more spotty performance since March 2004 because of signs that some businesses were delaying decisions. Holdings that performed well included Sigma Designs, which specializes in technology for decoding digital video and sound recordings in consumer products. We took profits on Sigma, reducing it to a small position after its strong performance earlier in the year. Ditech Communications, which supplies equipment for digital voice networks to help eliminate problems with echo and background noise, also did well. Brooks Automation, which supplies automation technology to semiconductor manufacturers, steadily declined during the year but it remains a significant holding in the sector because we believe it has favorable prospects.

Connetics Corporation, a holding that focuses on new dermatological products for widespread skin problems like psoriasis, contributed strong performance to the fund even as the broader sector struggled.

TOP SECTOR WEIGHTINGS AS OF 10/31/04 (includes both public and private holdings)
-----------------------------------------------------------------------
Technology                                                        28.3%
-----------------------------------------------------------------------
Health care                                                       22.9
-----------------------------------------------------------------------
Consumer cyclicals                                                14.3
-----------------------------------------------------------------------
Consumer staples                                                  13.9
-----------------------------------------------------------------------
Financial                                                         11.2
-----------------------------------------------------------------------

Weightings are shown as a percentage of net assets. Holdings will vary over time.



TOP 10 HOLDINGS (includes public and private companies)
-----------------------------------------------------------------------
                                                  INDUSTRY
-----------------------------------------------------------------------
Capella Education Co., Inc.                       Schools
-----------------------------------------------------------------------
CommVault Systems                                 Computers
-----------------------------------------------------------------------
Refractec                                         Medical Technology
-----------------------------------------------------------------------
Restore Medical                                   Medical Technology
-----------------------------------------------------------------------
Spirit Finance Corp.                              Real Estate
-----------------------------------------------------------------------
C.R. Bard, Inc.                                   Medical Technology
-----------------------------------------------------------------------
Avid Technology                                   Software
-----------------------------------------------------------------------
Commerce Bancorp, Inc.                            Banking
-----------------------------------------------------------------------
GTECH Holdings Corp.                              Gaming & Lottery
-----------------------------------------------------------------------
NVR, Inc.                                         Homebuilding
-----------------------------------------------------------------------

These holdings represent 39.1% of the fund's net assets as of 10/31/04. Portfolio holdings will vary over time.


We acquired a position in Greenhill, which had its initial public offering in May. Greenhill is an investment-banking firm that operates in many global markets and sectors. Its two growth businesses are advising companies on mergers and acquisitions, and managing funds that invest in privately held companies. This stock performed very well through the end of the fund's fiscal period.

The private equity holdings in the portfolio have continued to develop stronger business operations during the fiscal year, in our view. We closely monitor their performance and talk to company executives frequently. CommVault, which specializes in data storage solutions for computer networks, has benefited from better conditions in the technology sector. Restore Medical, one of the two new positions we added in this fiscal year, received approval from the U.S. Food and Drug Administration for using its Pillar[R] Procedure for treating obstructive sleep apnea. People with this condition briefly stop breathing during sleep, which causes chronic fatigue that can contribute to other health problems. The FDA had previously approved the system for treating snoring. The new approval allows Restore Medical to seek additional reimbursement from health-care providers who use the system to treat both disorders. This is a strong growth opportunity because snoring and sleep apnea afflict millions of people.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Looking ahead to the coming fiscal year, we believe generally healthy economic conditions will continue to support profits for aggressive growth companies. The U.S. gross domestic product has grown at a rate of approximately 3.5% over the past few quarters and a moderate number of new jobs are being created each month. Interest rates, though higher, are still low enough to accommodate economic growth. Oil prices may remain high enough to restrain growth, but the silver lining is that, in response, the U.S. Federal Reserve Board may increase interest rates more slowly than it otherwise would. Against this background, we have strong confidence in the companies we own in the portfolio thanks to our thorough quantitative and fundamental research process. We believe both the public and private companies in which we invest have the right business models, offer superior products and services, and are well managed. With these advantages, we believe they can earn the high rates of growth and profitability that they pursue.

The views expressed here are exclusively those of TH Lee, Putnam Capital Management, LLC, the fund's Manager. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/04, there is no guarantee the fund will continue to hold these securities in the future.

Shares of the fund are offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the definition of a "qualified client," as defined in and adopted under the Investment Advisers Act of 1940, as amended.

An investment in the fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the fund unless you can afford a total loss of investment. An investment in the fund involves a high degree of risk, which includes the following specific types of risk: the risks associated with venture-capital companies and venture-capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay an incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the fund Manager's limited experience in venture-capital investing. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Changes to your fund's management

During the fund's fiscal year, Roland Gillis left the fund as Portfolio Manager, Richard B. Weed joined the fund as Portfolio Manager and Raymond K. Haddad joined the fund as Portfolio Member. Mr. Weed has been a Senior Vice President at Putnam Investments since December 2000. Previously, he was employed at State Street Global Advisors. Mr. Haddad joined Putnam Investments as Senior Vice President in 2000. From 1999 to 2000, he was a Research Associate with Sanford C. Bernstein & Co., and from 1997 to 1999 he was a Research Associate with Schroders.



Report of independent registered public accounting firm

To the Trustees of TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the "fund") at October 31, 2004, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2004





The fund's portfolio

October 31, 2004
-------------------------------------------------------------------------------

Common stocks (69.0%) (a)
NUMBER OF SHARES                                                          VALUE
-------------------------------------------------------------------------------

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
        11,760 Greenfield Online, Inc. (NON)                           $247,313

Aerospace and Defense (2.3%)
-------------------------------------------------------------------------------
         7,400 Alliant Techsystems, Inc. (NON)                          425,426
        11,400 Applied Signal Technology, Inc.                          345,306
        13,500 Rockwell Collins, Inc.                                   478,845
        12,300 United Defense Industries, Inc.
               (NON)                                                    493,722
                                                                 --------------
                                                                      1,743,299

Automotive (1.1%)
-------------------------------------------------------------------------------
         8,900 Autoliv, Inc. (Sweden)                                   380,475
         8,800 CLARCOR, Inc.                                            433,840
                                                                 --------------
                                                                        814,315

Banking (3.1%)
-------------------------------------------------------------------------------
        10,000 Commerce Bancorp, Inc.                                   592,400
         5,498 Compass Bancshares, Inc.                                 262,639
        10,100 Investors Financial Services Corp.                       388,749
        12,100 Pacific Capital Bancorp.                                 385,143
        15,200 TCF Financial Corp.                                      479,104
         8,400 Texas Regional Bancshares, Inc.                          268,212
                                                                 --------------
                                                                      2,376,247

Biotechnology (3.3%)
-------------------------------------------------------------------------------
        17,600 Amylin Pharmaceuticals, Inc. (NON)                       374,880
        12,600 Celgene Corp. (NON)                                      373,212
        12,200 Connetics Corp. (NON)                                    327,936
        14,200 Medicines Co. (NON)                                      378,288
        12,900 MGI Pharma, Inc. (NON)                                   344,043
         4,200 Neurocrine Biosciences, Inc. (NON)                       195,510
         6,700 Onyx Pharmaceuticals, Inc. (NON)                         188,002
         5,900 OSI Pharmaceuticals, Inc. (NON)                          383,382
                                                                 --------------
                                                                      2,565,253

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------
         2,000 Choicepoint, Inc. (NON)                                   83,260
         4,800 Corporate Executive Board Co. (The)                      305,520
                                                                 --------------
                                                                        388,780

Communications Equipment (3.6%)
-------------------------------------------------------------------------------
        19,200 ADTRAN, Inc.                                             414,720
        26,400 Aspect Communications Corp. (NON)                        251,196
        19,100 Comverse Technology, Inc. (NON)                          394,224
        13,000 F5 Networks, Inc. (NON)                                  519,350
         7,300 Harris Corp.                                             449,169
        15,500 Sierra Wireless (Canada) (NON)                           264,430
        31,100 Sonus Networks, Inc. (NON)                               183,490
        14,200 Tekelec (NON)                                            316,944
                                                                 --------------
                                                                      2,793,523

Computers (1.3%)
-------------------------------------------------------------------------------
        40,500 Capitiva Software Corp. (NON)                            398,520
        13,000 Catapult Communications Corp. (NON)                      319,280
        14,400 PalmSource, Inc. (NON)                                   322,848
                                                                 --------------
                                                                      1,040,648

Consumer Finance (1.2%)
-------------------------------------------------------------------------------
         7,400 First Marblehead Corp. (The) (NON)                       396,640
        32,600 Providian Financial Corp. (NON)                          506,930
                                                                 --------------
                                                                        903,570

Consumer Goods (0.8%)
-------------------------------------------------------------------------------
         5,800 Energizer Holdings, Inc. (NON)                           269,294
        14,000 Yankee Candle Co., Inc. (The) (NON)                      387,800
                                                                 --------------
                                                                        657,094

Consumer Services (0.6%)
-------------------------------------------------------------------------------
        10,400 Alliance Data Systems Corp. (NON)                        439,712

Distribution (0.5%)
-------------------------------------------------------------------------------
        14,800 Hughes Supply, Inc.                                      420,468
            50 SCP Pool Corp.                                             1,460
                                                                 --------------
                                                                        421,928

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------
        14,400 Color Kinetics, Inc. (NON)                               230,976

Electronics (3.3%)
-------------------------------------------------------------------------------
        29,300 Brooks Automation, Inc. (NON)                            435,984
        15,600 Ditech Communications Corp. (NON)                        357,864
        37,400 Integrated Device Technology, Inc.
               (NON)                                                    442,068
        11,100 Jabil Circuit, Inc. (NON)                                269,841
        22,100 PerkinElmer, Inc.                                        453,934
        24,700 PLX Technology, Inc. (NON)                               222,671
        11,800 Sigma Designs, Inc. (NON)                                 92,866
        17,800 Volterra Semiconductor Corp. (NON)                       302,600
                                                                 --------------
                                                                      2,577,828

Energy (0.7%)
-------------------------------------------------------------------------------
         5,000 CAL Dive International, Inc. (NON)                       177,050
        10,900 CONSOL Energy, Inc.                                      385,860
                                                                 --------------
                                                                        562,910
Financial (0.7%)
-------------------------------------------------------------------------------
         3,100 Chicago Mercantile Exchange                              544,763

Gaming & Lottery (1.1%)
-------------------------------------------------------------------------------
        24,500 GTECH Holdings Corp.                                     579,915
         6,600 Shuffle Master, Inc. (NON)                               277,794
                                                                 --------------
                                                                        857,709

Health Care Services (5.5%)
-------------------------------------------------------------------------------
         9,900 American Healthways, Inc. (NON)                          298,782
         4,400 AMERIGROUP Corp. (NON)                                   264,000
         8,450 Centene Corp. (NON)                                      400,784
        13,600 Community Health Systems, Inc. (NON)                     364,752
         9,100 Fisher Scientific International,
               Inc. (NON)                                               521,976
         7,200 Genesis HealthCare Corp. (NON)                           220,896
         6,900 Henry Schein, Inc. (NON)                                 436,287
        12,700 Manor Care, Inc.                                         415,798
         6,000 Pediatrix Medical Group, Inc. (NON)                      337,500
         6,300 Universal Health Services, Inc.
               Class B                                                  261,828
        20,600 VCA Antech, Inc. (NON)                                   461,852
         6,700 WellChoice, Inc. (NON)                                   279,792
                                                                 --------------
                                                                      4,264,247

Homebuilding (1.6%)
-------------------------------------------------------------------------------
         7,000 Lennar Corp.                                             314,860
           900 NVR, Inc. (NON)                                          564,300
         3,700 Ryland Group, Inc. (The)                                 352,943
                                                                 --------------
                                                                      1,232,103

Insurance (0.8%)
-------------------------------------------------------------------------------
         9,000 W.R. Berkley Corp.                                       384,660
         6,800 Willis Group Holdings, Ltd.
               (Bermuda)                                                244,460
                                                                 --------------
                                                                        629,120

Investment Banking/Brokerage (1.6%)
-------------------------------------------------------------------------------
        31,200 E*Trade Group, Inc. (NON)                                402,480
        10,300 Eaton Vance Corp.                                        449,286
        15,600 Greenhill & Co., Inc.                                    350,844
                                                                 --------------
                                                                      1,202,610

Leisure (0.8%)
-------------------------------------------------------------------------------
         5,300 Polaris Industries, Inc.                                 314,555
        10,500 Winnebago Industries, Inc.                               329,700
                                                                 --------------
                                                                        644,255

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------
         7,100 Choice Hotels International, Inc.                        354,290
        26,100 Hilton Hotels Corp.                                      519,390
        34,900 La Quinta Corp. (NON)                                    280,945
                                                                 --------------
                                                                      1,154,625
Manufacturing (0.8%)
-------------------------------------------------------------------------------
         7,250 IDEX Corp.                                               267,525
         5,600 Roper Industries, Inc.                                   345,296
                                                                 --------------
                                                                        612,821

Medical Technology (3.0%)
-------------------------------------------------------------------------------
         7,900 Atherogenics, Inc. (NON)                                 236,526
        11,600 C.R. Bard, Inc.                                          658,880
        13,500 DJ Orthopedics, Inc. (NON)                               230,175
        20,800 Epix Pharmaceuticals, Inc. (NON)                         325,104
         7,700 Kinetic Concepts, Inc. (NON)                             383,691
        18,200 Merit Medical Systems, Inc. (NON)                        188,370
         6,500 Respironics, Inc. (NON)                                  332,085
                                                                 --------------
                                                                      2,354,831

Oil & Gas (1.2%)
-------------------------------------------------------------------------------
        13,300 Chesapeake Energy Corp.                                  213,864
         8,200 Noble Energy, Inc.                                       475,600
        12,600 W-H Energy Services, Inc. (NON)                          256,410
            50 XTO Energy, Inc.                                           1,669
                                                                 --------------
                                                                        947,543

Pharmaceuticals (0.8%)
-------------------------------------------------------------------------------
         5,800 Cephalon, Inc. (NON)                                     276,486
        20,000 Penwest Pharmaceuticals Co.
               (Private) (NON)                                          217,600
         5,686 Salix Pharmaceuticals, Ltd. (NON)                         91,147
                                                                 --------------
                                                                        585,233

Real Estate (3.9%)
-------------------------------------------------------------------------------
       300,000 Spirit Finance Corp. 144A (Private)
               (acquired 12/17/03, cost $3,000,000) (NON) (RES)       3,000,000

Restaurants (1.0%)
-------------------------------------------------------------------------------
         6,800 CEC Entertainment, Inc. (NON)                            258,536
        15,800 Darden Restaurants, Inc.                                 387,100
         2,900 Red Robin Gourmet Burgers, Inc.
               (NON)                                                    120,959
                                                                 --------------
                                                                        766,595

Retail (6.5%)
-------------------------------------------------------------------------------
        13,300 Advance Auto Parts, Inc. (NON)                           520,296
        13,800 Barnes & Noble, Inc. (NON)                               459,126
        17,000 Hot Topic, Inc. (NON)                                    349,520
        17,200 Michaels Stores, Inc.                                    500,520
        15,400 PETCO Animal Supplies, Inc. (NON)                        550,858
        13,300 PETsMART, Inc.                                           425,334
        16,700 RadioShack Corp.                                         499,831
        14,000 Rent-A-Center, Inc. (NON)                                335,860
        40,100 Rent-Way, Inc. (NON)                                     314,384
        21,000 Ross Stores, Inc.                                        551,670
         5,100 Tractor Supply Co. (NON)                                 185,028
         9,200 Urban Outfitters, Inc. (NON)                             377,200
                                                                 --------------
                                                                      5,069,627
Schools (0.8%)
-------------------------------------------------------------------------------
        14,000 Career Education Corp. (NON)                             439,180
         6,800 Education Management Corp. (NON)                         182,376
                                                                 --------------
                                                                        621,556

Semiconductor (1.2%)
-------------------------------------------------------------------------------
        21,200 Lam Research Corp. (NON)                                 551,836
        26,500 PowerDsine, Ltd. (Israel) (NON)                          341,055
                                                                 --------------
                                                                        892,891

Shipping (1.2%)
-------------------------------------------------------------------------------
        12,550 Heartland Express, Inc.                                  256,773
         9,100 J. B. Hunt Transport Services, Inc.                      371,826
        11,800 Knight Transportation, Inc. (NON)                        277,182
                                                                 --------------
                                                                        905,781

Software (5.6%)
-------------------------------------------------------------------------------
        22,100 Amdocs, Ltd. (Guernsey) (NON)                            555,815
        11,500 Avid Technology, Inc. (NON)                              609,270
         6,410 Blackboard, Inc. (NON)                                   114,162
        21,900 Citrix Systems, Inc. (NON)                               528,447
         7,900 Cognos, Inc. (Canada) (NON)                              312,129
        57,100 Embarcadero Technologies, Inc. (NON)                     464,223
        44,500 Interwoven, Inc. (NON)                                   403,615
        75,100 Matrixone, Inc. (NON)                                    428,070
        24,900 RSA Security, Inc. (NON)                                 509,454
        44,700 TIBCO Software, Inc. (NON)                               434,484
                                                                 --------------
                                                                      4,359,669

Technology Services (2.9%)
-------------------------------------------------------------------------------
        12,000 Ask Jeeves, Inc. (NON)                                   309,360
         9,600 Cognizant Technology Solutions Corp.
               (NON)                                                    326,400
         8,700 Dun & Bradstreet Corp. (The) (NON)                       492,072
        14,400 Ingram Micro, Inc. Class A (NON)                         248,400
        48,300 Sapient Corp. (NON)                                      388,815
        18,400 VeriSign, Inc. (NON)                                     493,672
                                                                 --------------
                                                                      2,258,719

Telecommunications (1.4%)
-------------------------------------------------------------------------------
        13,800 Carrier Access Corp. (NON)                               121,992
        17,100 Crown Castle International Corp.
               (NON)                                                    261,801
        14,200 Western Wireless Corp. Class A (NON)                     413,788
       150,000 WJ Communications, Inc. (NON)                            295,500
                                                                 --------------
                                                                      1,093,081

Textiles (0.3%)
-------------------------------------------------------------------------------
         4,400 Columbia Sportswear Co. (NON)                            265,584

Transportation (1.1%)
-------------------------------------------------------------------------------
         7,800 Landstar Systems, Inc. (NON)                             529,930
         5,000 UTI Worldwide, Inc. (Virgin Islands)                     325,000
                                                                 --------------
                                                                        854,930

Waste Management (0.8%)
-------------------------------------------------------------------------------
         7,500 Stericycle, Inc. (NON)                                   339,975
         7,800 Waste Connections, Inc. (NON)                            245,856
                                                                 --------------
                                                                        585,831
                                                                 --------------
               Total Common stocks
               (cost $46,724,185)                                   $53,467,520

Convertible preferred stocks (31.4%) (a)
NUMBER OF SHARES                                                          VALUE
-------------------------------------------------------------------------------
       449,640 Capella Education Co., Inc. Ser. G,
               zero % cv. pfd. (Private) (acquired
               2/14/02, cost $5,009,274) (NON)
               (RES)                                                 $8,291,358
     2,235,708 CommVault Systems Ser. CC, zero %
               cv. pfd. (Private)  (acquired
               various dates from 1/30/02 through
               9/4/03,  cost $7,011,032) (NON)
               (RES)                                                  8,048,549
       833,333 Refractec Ser. D, zero % cv. pfd.
               (Private) (acquired  various dates
               from 8/16/02 through 6/30/03,  cost
               $4,999,998) (NON) (RES) (AFF)                          4,999,998
     1,145,039 Restore Medical Ser. C, zero % cv.
               pfd. (Private)  (acquired 1/28/04,
               cost $3,009,673) (NON) (RES) (AFF)                     3,000,002
                                                                 --------------
               Total Convertible preferred stocks
               (cost $20,029,977)                                   $24,339,907
-------------------------------------------------------------------------------
               Total Investments (cost $66,754,162)                 $77,807,427
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $77,541,868.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of such restricted securities held at October 31, 2004 was $27,339,907 or 35.3% of net assets.

(AFF) Affiliated Companies (Note 4).

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities

October 31, 2004
-------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $58,744,491)                $69,807,427
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $8,009,671) (Note 4)            8,000,000
-------------------------------------------------------------------------------
Dividends receivable                                                   12,619
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,404,965
-------------------------------------------------------------------------------
Total assets                                                       80,225,011
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      830,823
-------------------------------------------------------------------------------
Payable for securities purchased                                      605,307
-------------------------------------------------------------------------------
Payable for shareholder servicing fees (Note 2)                        56,237
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          172,804
-------------------------------------------------------------------------------
Payable for incentive fee (Note 2)                                    861,986
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             38,586
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           12,480
-------------------------------------------------------------------------------
Other accrued expenses                                                104,920
-------------------------------------------------------------------------------
Total liabilities                                                   2,683,143
-------------------------------------------------------------------------------
Net assets                                                        $77,541,868
-------------------------------------------------------------------------------

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                          $65,365,946
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)               1,122,657
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         11,053,265
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $77,541,868
-------------------------------------------------------------------------------

Computation of net asset value
-------------------------------------------------------------------------------

Net asset value and redemption price per common share
($77,541,868 divided by 2,921,173 shares)                              $26.54
-------------------------------------------------------------------------------
Offering price per class common share (100/95.75 of $26.54)*           $27.72
-------------------------------------------------------------------------------

* On single retail shares of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.



Statement of operations

Year ended October 31, 2004
-------------------------------------------------------------------------------

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $58)                                $129,404
-------------------------------------------------------------------------------
Interest                                                               21,275
-------------------------------------------------------------------------------
Total investment income                                               150,679
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      966,938
-------------------------------------------------------------------------------
Incentive fee (Note 2)                                                517,127
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                            94,148
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                78,557
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             75,080
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       80,691
-------------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                   183,089
-------------------------------------------------------------------------------
Other                                                                 135.023
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (122,829)
-------------------------------------------------------------------------------
Total expenses                                                      2,007,824
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                                (88)
-------------------------------------------------------------------------------
Net expenses                                                        2,007,736
-------------------------------------------------------------------------------
Net investment loss                                                (1,857,057)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   11,775,704
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year         (6,255,100)
-------------------------------------------------------------------------------
Net gain on investments                                             5,520,604
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $3,663,547
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                       Year ended October 31
                                                        2004             2003
-------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(1,857,057)     $(1,652,953)
-------------------------------------------------------------------------------
Net realized gain on investments                  11,775,704        2,697,373
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (6,255,100)      21,817,464
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         3,663,547       22,861,884
-------------------------------------------------------------------------------

Capital share transactions:
-------------------------------------------------------------------------------
Proceeds from shares issued                        2,119,730        1,771,897
-------------------------------------------------------------------------------
Cost of shares repurchased (Note 5)              (18,261,812)      (8,295,425)
-------------------------------------------------------------------------------
Decrease from capital share transactions         (16,142,082)      (6,523,528)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (12,478,535)      16,338,356
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 90,020,403       73,682,047
-------------------------------------------------------------------------------
End of year                                      $77,541,868      $90,020,403
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year            3,554,909        3,897,584
-------------------------------------------------------------------------------
Shares issued                                         81,188           77,710
-------------------------------------------------------------------------------
Shares repurchased (Note 5)                         (714,924)        (420,385)
-------------------------------------------------------------------------------
Shares outstanding at end of year                  2,921,173        3,554,909
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of cash flows

For the year ended October 31, 2004
-------------------------------------------------------------------------------

Decrease in cash
-------------------------------------------------------------------------------

Cash flows from operating activities:
-------------------------------------------------------------------------------
Net increase in net assets from operations                           $3,663,547
-------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
-------------------------------------------------------------------------------
Purchase of investment securities                                   (81,346,434)
-------------------------------------------------------------------------------
Proceeds from disposition of investment
securities                                                           96,062,179
-------------------------------------------------------------------------------
Sale of short-term investment securities,
net                                                                   1,458,000
-------------------------------------------------------------------------------
Increase in dividends receivable                                        (11,223)
-------------------------------------------------------------------------------
Increase in payable for shareholder
servicing fees                                                           39,247
-------------------------------------------------------------------------------
Increase in payable for compensation of
Manager                                                                   4,511
-------------------------------------------------------------------------------
Increase in payable for incentive fee                                   517,127
-------------------------------------------------------------------------------
Increase in payable for investor servicing
and custodian fees                                                       14,099
-------------------------------------------------------------------------------
Increase in payable for administration
services                                                                  4,921
-------------------------------------------------------------------------------
Increase in other accrued expenses                                        9,161
-------------------------------------------------------------------------------
Net realized gain on investments                                    (11,775,704)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments
during the year                                                       6,255,100
-------------------------------------------------------------------------------
Net cash used in operating and investing
activities                                                           14,894,531
-------------------------------------------------------------------------------
Cash flows from financing activities:
-------------------------------------------------------------------------------
Proceeds from shares sold                                             2,536,206
-------------------------------------------------------------------------------
Payable to subcustodian                                                 830,823
-------------------------------------------------------------------------------
Payment of shares redeemed                                          (18,261,812)
-------------------------------------------------------------------------------
Net cash provided by financing activities                           (14,894,783)
-------------------------------------------------------------------------------
Net decrease in cash                                                       (252)
-------------------------------------------------------------------------------
Cash balance, beginning of year                                             252
-------------------------------------------------------------------------------
Cash balance, end of year                                                   $--
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights

(For a common share outstanding throughout the period)

                                                                                  For the period
Per-share                                                                          July 30, 2001+
operating performance                                Year ended October 31            to Oct. 31
---------------------------------------------------------------------------------------------------
                                            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $25.32          $18.91          $22.44          $23.88
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (loss) (a)(b)         (.59)           (.45)           (.38)             -- (e)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.81            6.86           (3.11)          (1.44)
---------------------------------------------------------------------------------------------------
Total from
investment operations                       1.22            6.41           (3.49)          (1.44)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                             --              --            (.04)             --
---------------------------------------------------------------------------------------------------
From return of capital                        --              --              -- (e)          --
---------------------------------------------------------------------------------------------------
Total distributions                           --              --            (.04)             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $26.54          $25.32          $18.91          $22.44
---------------------------------------------------------------------------------------------------
Total return at net asset value
after incentive fee (%)(c)                  4.82           33.90          (15.61)          (6.03)*
---------------------------------------------------------------------------------------------------
Total return at net asset value
before incentive fee (%)(c)                 5.53           34.43          (15.61)          (6.03)*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $77,542         $90,020         $73,682         $85,908
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets after incentive fee (%)(b)(d)        2.49            2.30            2.21             .58*
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets before incentive fee (%)(b)(d)       1.85            1.85            2.21             .58*
---------------------------------------------------------------------------------------------------
Ratio of net investment loss to average
net assets after incentive fee (%)(b)      (2.30)          (2.17)          (1.76)             --*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               100.29           93.90          102.88           11.20*
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses of the fund for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and
    October 31, 2001 reflect a reduction of 0.15%, 0.10%, 0.07%, and
    0.04%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note
    2).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2004

Note 1 Significant accounting policies
------------------------------------------------------------------------
TH Lee, Putnam Emerging Opportunities Portfolio (the "fund"), is a series of TH Lee, Putnam Investment Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.25%. Prior to March 22, 2004, the maximum front-end sales charge was 4.50%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to qualified clients, as defined in rules adopted under the Investment Advisers Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager "), a subsidiary of Putnam, LLC ("Putnam") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and will adjust its value, as necessary, based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities fair valued at October 31, 2004 represented 35.3% of the fund's net assets. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

B) Security transactions and related investment income

Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $1,857,057 to decrease net investment loss and $1,857,057 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                $12,673,380
Unrealized depreciation                 (1,815,386)
                                      ------------
Net unrealized appreciation             10,857,994
Undistributed long term gain             1,317,928

Cost for federal income tax purposes   $66,949,433

E) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

F) Statement of cash flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund's Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2004.

Note 2 Management fee, administrative services and other transactions
----------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on the fund's private equity holdings. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. At October 31, 2004, incentive fees totaling $861,986 have been accrued based on the aggregate incentive fee base, of which $517,217 was earned during the year ended October 31, 2004.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2005, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC"), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $151,617 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2004, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2004, the fund's expenses were reduced by $88 under these arrangements.

Each independent Trustee of the Trust receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter received net commissions of $6,587 from the sale of common shares.

Note 3 Purchases and sales of securities
----------------------------------------------------------------------

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $80,616,692 and $97,807,666, respectively. There were no purchases or sales of U.S. government securities.

Note 4 Transactions with affiliated issuers
----------------------------------------------------------------------

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of Affiliates  Purchase Cost  Sales Cost  Dividend Income  Fair Value
--------------------------------------------------------------------------
Refractec                     $--         $--              $--  $4,999,998
Restore Medical         3,009,673          --               --   3,000,002
--------------------------------------------------------------------------
Totals                 $3,009,673         $--              $--  $8,000,000
--------------------------------------------------------------------------

Fair value amounts are shown for issues that are affiliated at period end.

Note 5 Share repurchase
----------------------------------------------------------------------

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchases are made in February, May, August and November of each year. Repurchase offers are made for at least 5% but no more than 25% of the fund's then outstanding shares at net asset value. During the year ended October 31, 2004, the fund repurchased 714,924 shares valued at $18,261,812.

Date                                    Shares            Amount
----------------------------------------------------------------
November 2003                          248,086        $6,378,286
February 2004                          209,101         5,537,267
May 2004                               151,426         3,823,507
August 2004                            106,311         2,522,752
----------------------------------------------------------------

At October 31, 2004, the Manager owned 209,687 shares of the fund
(7.2% of shares outstanding) valued at $5,565,093.

Note 6 Regulatory matters and litigation
----------------------------------------------------------------------

On April 8, 2004, Putnam Investment Management, LLC, ("Putnam Management") an indirect wholly-owned subsidiary of Putnam, LLC, and an affiliate of TH Lee Putnam Capital Management LLC, entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in the fund or any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds (not including the fund). Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC. Although the Manager will not be a party to the settlement, the Manager intends to make a voluntary payment to the fund on the same basis as the payment of the civil penalty to the applicable Putnam mutual funds. The amount of the payment to the fund has not been determined.

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $1,317,928 as long term capital gain, for its taxable year ended October 31, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the "Trust") and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post Office Square, Boston, Massachusetts 02109.


                                                           Principal Occupation(s)
Name                  Position(s) Held              With Fund During the Past 5 Years
--------------------------------------------------------------------------------------------
John A. Hill          Chairman and Trustee        Chairman and Trustee, Putnam Funds, Vice-
(1/31/42)                                         Chairman and Managing Director, First Reserve
                                                  Corporation (a private equity buyout firm that
                                                  specializes in energy investments in the diversified
                                                  world-wide energy industry). Director of Devon Energy
                                                  Corporation (formerly known as Snyder Oil Corporation),
                                                  TransMontaigne Oil Company, Sarah Lawrence College
                                                  and various private companies controlled by First
                                                  Reserve Corporation. Formerly a Director of St.
                                                  Luke's-Roosevelt (a New York City Hospital).

Thomas H. Lee*        Trustee                     Chairman and CEO of Thomas H. Lee Partners,
(3/27/44)                                         L.P. Currently serves or has served as Director of
                                                  General Nutrition Companies, Metris Companies, Inc.,
                                                  Playtex Products, Inc., Refco Group Ltd., LLC, Snapple
                                                  Beverage Corp., Vertis Holdings, Inc., Warner Music
                                                  Group, and Wyndham International, Inc.

                                                  Member of The JP Morgan National Advisory Board. Mr.
                                                  Lee is currently a trustee of The Intrepid Museum
                                                  Foundation, Intrepid Fallen Heroes Fund, Lincoln Center
                                                  for the Performing Arts, The Museum of Modern Art, NYU
                                                  Medical Center, The Rockefeller University, and Whitney
                                                  Museum of American Art. He also serves on the Executive
                                                  Committee for Harvard University Committee on University
                                                  Resources.

Joseph L. Bower       Trustee                     Donald K. David Professor of Business Administration,
(9/21/38)                                         Harvard Business School, and Chair of The General Manager
                                                  Program. Director, Anika Therapeutics, Inc., Brown Shoe,
                                                  Inc., ML-Lee/ Acqui sition Funds, Loews Corporation, New
                                                  America High Income Fund and Sonesta International Hotels
                                                  Corporation. Trustee of the New England Conservatory of
                                                  Music and of the DeCordova Museum and Sculpture Park.

Stephen B. Kay        Trustee                     Senior Director of Goldman, Sachs & Co. Director of
(11/21/34)                                        CareGroup (consortium of hospitals). Trustee, Chairman
                                                  of the Investment Committee and Member of the Executive
                                                  & Finance Committees of the Board of the Dana-Farber
                                                  Cancer Institute. Member of the Dean's Advisory Council,
                                                  Harvard School of Public Health. Member of the Board of
                                                  Overseers of Harvard University from 1994-1999. Chair of
                                                  the Board of Trustees and Member of the Investment
                                                  Committee, Brandeis University. Prior to 2004, a Director
                                                  of Control Risk Insurance Company. Former director of the
                                                  Harvard Alumni Association and past President of the
                                                  Harvard Business School Association of Boston. Former
                                                  Chairman of the Board of Directors of Beth Israel Hospital
                                                  and former Chairman of the Board of CareGroup.

Linwood E. Bradford   President and               Managing Director, Putnam Investments
(4/24/68)             Principal Executive
                      Officer

Steven D. Krichmar    Vice President and          Senior Managing Director, Putnam Investments. Prior to 2001,
(6/27/58)             Principal Financial         Partner, PricewaterhouseCoopers LLP
                      Officer

Michael T. Healy      Vice President              Managing Director, Putnam Investments
(1/24/58)             and Principal
                      Accounting Officer

Amrit Kanwal          Vice President              Senior Managing Director, Putnam Investments
(10/18/65)            and Treasurer

Francis J.            Vice President and Clerk    Senior Managing Director, Putnam Investments. Prior to 2004,
McNamara, III                                     General Counsel of State Street Research & Management Company
(8/19/55)

James P. Pappas       Vice President              Managing Director, Putnam Investments. During 2002, Chief
(2/24/53)                                         Operating Officer, Atalanta Sosnoff Management Corporation.
                                                  Prior to 2001, President and Chief Executive Officer,
                                                  UAM Investment Services, Inc.

Charles A.            Vice President,             Managing Director, Putnam Investments
Ruys de Perez         Chief Compliance Officer,
(10/17/57)            and Assistant Clerk



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The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PROXY VOTING

TH Lee, Putnam Capital is committed to managing its mutual funds in the best interests of shareholders. The Fund's proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the fund's proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

FUND PORTFOLIO HOLDINGS

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

TH LEE, PUTNAM CAPITAL'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Not FDIC Insured
May Lose Value
No Bank Guarantee

Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, L.P.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill
Chairman

Joseph L. Bower

Stephen B. Kay

Thomas H. Lee

OFFICERS

Linwood E. Bradford
President and Principal Executive Officer

Stephen D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Vice President and Principal Accounting Officer

Amrit Kanwal
Vice President and Treasurer

Francis J. McNamara, III
Vice President and Clerk

James P. Pappas
Vice President

Charles A. Ruys de Perez
Vice President, Chief Compliance Officer, and
Assistant Clerk


TH Lee Putnam Capital

One Post Office Square
Boston, Massachusetts 02109

216546  12/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of TH Lee, Putnam Capital Management, LLC ("THLPCM") or its affiliate, Putnam Investment Management, LLC. As such, they are subject to a comprehensive Code of Ethics adopted and administered by THLPCM which is designed to protect the interests of the firm and its clients. In particular, the Code of Ethics of THLPCM provides that all officers of THLPCM are subject to the restrictions, limitations and reporting provisions of the Code of Ethics of Putnam Investments. In addition, the Fund has adoped a Code of Ethics which incorporates the Code of Ethics of THLPCM with respect to all of its officers and Trustes who are also officers, directors or employees of THLPCM or any of its affiliates. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Fund's Audit Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that Mr. Hill qualifies as an "audit committee financial expert" (as such term has been defined in the Regulations). The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $52,800     $--             $4,200    $--
October 31, 2003    $52,800     $--             $4,200    $--

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $119,114 and $106,277 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the fund has determined that, as a matter of policy, all work performed for the fund by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for TH Lee, Putnam Capital Management, LLC ("TH Lee Putnam Capital") and certain of its affiliates to engage the services of the fund's independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

The Committee has had a general policy to pre-approve the independent auditor's engagements for non-audit services with the fund, TH Lee Putnam Capital and any entity controlling, controlled by or under common control with TH Lee, Putnam Capital that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Stephen B. Kay (Chairperson)
John A. Hill
Joseph L. Bower

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable.
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

The Fund has adopted the Proxy Voting Procedures and Proxy Voting Guidelines of Putnam Investments (an affiliate of THLPCM) for purposes of exercising its rights with respect to voting securities owned by the Fund.

April 30, 2004 Putnam Investments

Proxy Voting Procedures


Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all
proxies in the best interests of its clients as investors.   In
Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies.
It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies.
Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2 considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's
proxy voting through a Proxy Manager.   (The Proxy Manager as of
the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance
Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7. prepares and distributes reports required by Putnam clients.


Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to
the investment professionals.   The Putnam Proxy Manager and Putnam
Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting
Recommendation Form. (attached as Exhibit B).   The Proxy Voting
Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance
Department.   There is no prohibition on Putnam employees seeking
to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and
Compliance Department prior to voting.   In addition, for referrals
involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request. Exhibit A to Proxy
Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.  Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.  Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

Putnam will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

* The board ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years


Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Putnam will vote on a case-by-case basis in contested elections of directors.

Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Putnam will withhold votes for any nominee for director who is actively employed and serves on more than six (6) corporate boards. (The boards of an affiliated group of mutual funds will count as one board.)

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.  Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less
(including all equity-based plans).

Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.  Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.  Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.  Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.


II.  Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.


III.  Voting Shares of Non US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Putnam will vote on case-by-case basis on proposals relating to
(1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a
non  contested routine meeting.   More specifically, Putnam will
normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.


Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX


Proxy Voting Referral Request Form

From:  Victoria Card	ext.  1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:

------------------------------------------------------------------.
No response will indicate that there have been none.

Meeting Date:

Vote Recommendation Due Date:

Company Name:  XYZ Inc.

* Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below. * Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples:

" Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"


Referral items:

1. [Description of item]
Rationale:
          ---------------------------------------------------------



Proxy Service Analysis:





Exhibit C to Proxy Procedures


PUTNAM INVESTMENTS PROXY VOTING CONFLICT OF INTEREST DISCLOSURE
FORM

1. Company name:
                ---------------------------------------------------

2. Date of Meeting:
                   ------------------------------------------------

3. Referral Item(s):
                    -----------------------------------------------

4. Description of Putnam's Business Relationship with Issuer of
Proxy which may give rise to a conflict of interest:
                                                    ---------------

-------------------------------------------------------------------

5. Describe procedures used to address any conflict of interest:
Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management
(other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an
investment professional's recommendation:
                                         --------------------------

-------------------------------------------------------------------


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


---------------------------
Name:  Victoria R. Card
Title: Assistant Vice President, Proxy Voting Project Manager

Item 8. Purchases of Equity Securities by Closed-End Management
---------------------------------------------------------------
        Investment Company and Affiliated Purchasers
        --------------------------------------------

Registrant Purchase of Equity Securities

                                                           Maximum
                                                           Number
                                                           (or
                                                           Approxi-
                                                           mate
                                                           Dollar
                                           Total Number    Value)
                                           of Shares       of Shares
                                           Purchased       that May
                                 Average   as Part         Yet Be
                     Total       Price     of Publicly     Purchased
                     Number      Paid      Announced       Under the
                     of Shares   per       Plans or        Plans or
Period               Purchased   Share     Programs        Programs
--------------------------------------------------------------------
August 11, 2003
November 14, 2003    248,086     $25.71    248,086         --
--------------------------------------------------------------------
November 15, 2003
through
February 13, 2004    209,101     $26.48    209,101         --
--------------------------------------------------------------------
February 14, 2004
through
May 14, 2004         151,426     $25.25    151,426         --
--------------------------------------------------------------------
May 15, 2004
through
August 13, 2004      106,311     $23.73    106,311         --
--------------------------------------------------------------------

The fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchase offers are made for at least 5% but no more than 25% of the fund's then outstanding shares at net asset value. The date that each repurchase was announced and the expiration date of each plan was as follows:

                      Date Plan Announced         Expiration Date
--------------------------------------------------------------------
August 11, 2003
November 14, 2003     October 16, 2003            November 14, 2003
--------------------------------------------------------------------
November 15, 2003
through
February 13, 2004     January 14, 2004            February 13, 2004
--------------------------------------------------------------------
February 14, 2004
through
May 14, 2004          April 14, 2004              May 14, 2004
--------------------------------------------------------------------
May 15, 2004
through
August 13, 2004       July 14, 2004               August 13, 2004
--------------------------------------------------------------------

This information is provided on a voluntary basis by the Fund because the fund's shares are not registered or required to be registered under the Exchange Act.

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
       Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

a) The Code of Ethics of the Fund, which incorporates the Code of Ethics of TH Lee, Putnam Capital Management, LLC, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                    --------------------------
                                    Michael T. Healy
                                    Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Linwood E. Bradford
                                    ---------------------------
                                    Linwood E. Bradford
                                    Principal Executive Officer
Date: December 29, 2004


By (Signature and Title):            /s/Steven D. Krichmar
                                    ---------------------------
                                    Steven D. Krichmar
                                    Principal Financial Officer
Date: December 29, 2004